united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/17

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

October 31, 2017

Recurrent Natural Resources Fund

Class I Shares (RNRGX)

1-832-241-5900

www.recurrentadvisors.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Recurrent Natural Resources Fund (RNRGX) Cycles happen. Invest accordingly. www.recurrentfunds.com

Recurrent Natural Resources Fund - FY 2017 Annual Report

Before discussing the specifics of the Recurrent Natural Resources Fund, Recurrent’s principals want to thank you in advance for your support as we launch the Recurrent Funds. We look forward to serving you and earning your investment trust as we move forward in the quarters and years ahead.

And now, on to the fiscal year 2017 investment review:

Macro

During the course of the year, many of the headline commodities such as crude oil and natural gas, have traded in a relatively tight range. Whereas in recent years, crude oil ranged from a low of $27/barrel to a high of $150/barrel in 2014, within 2017 crude oil has ranged from $42-58/barrel. Similarly, since the end of the first calendar quarter of 2017, natural gas prices have remained in close proximity to $3/mcf, in line with the last 18 months.

In contrast, other key commodities have seen prices rise modestly. Industrial metals prices, paced by copper and aluminum, have risen more than 10% in 2017, and precious metals have experienced more muted performance, with relatively flat performance through the course of 2017. Agricultural commodities such as wheat, sugar, corn and coffee have seen mixed price signals during the same period.

Portfolio Review

The Recurrent Natural Resources Fund was launched on October 27th, 2017, and as such, the Fund experienced two trading days before the close of the fiscal year which ended October 31st 2017. During the abbreviated period, the Recurrent Natural Resources Fund rose by 0.60% net of fees, compared to the 0.85% rise of the most relevant benchmark, the S&P North American Natural Resources Sector Index.

Source: Bloomberg

Going forward, we at Recurrent look forward to outlining our investment process in more detail, in which our asset based valuation methodology compares companies across the natural resources universe. Our bottom up analysis focuses on the returns a company earns from its investments, compared to the value the

Recurrent Natural Resources Fund (RNRGX) Cycles happen. Invest accordingly. www.recurrentfunds.com market places on those investments. While seemingly simple, this methodology allows us to compare companies with varying business models and structures, in search of the most attractive investment opportunities for our clients.

As we enter fiscal year 2018, we at Recurrent believe that within the Natural Resources universe, energy subsectors such as Exploration and Production (E&P) and Midstream companies exhibit relative value compared to other sectors within the Natural Resources universe of companies. As a result, the portfolio reflects the relative valuation opportunities. More than 41% of the portfolio is in Energy Exploration and Production (E&P) companies which produce oil and natural gas, and more than 28% is in Energy midstream companies, which provide infrastructure and logistics. In comparison, we see limited value in the materials and industrials segments of the natural resources universe, reflected in the relatively smaller portfolio weighting. In line with the broader US equity market, many of the non-energy sectors have experienced strong performance this year, and as such, valuations in those sectors appear to be more expensive.

Please see the portfolio sector weighting below:

Recurrent Natural Resources Fund Weightings, as of October 31, 2017

Cash, 3.1%
Auto Parts & Equipment, 4.6%
Housewares, 4.0%
Exploration and Production, 32.8%
Integrated Oil, 4.0%
Chemicals, 3.0%
Building Materials, 4.6%
Midstream, 28.8%
Oil Services, 9.9%
Refining, 5.1%

Recurrent Natural Resources Fund (RNRGX) Cycles happen. Invest accordingly. www.recurrentfunds.com

Portfolio Holdings

The top 5 portfolio holdings of the Recurrent Natural Resources Fund are as follows:

Ticker	Security Name	% of Portfolio
NFX	Newfield Exploration	5.6%
PE	Parsley Energy	5.1%
NOV	National Oilwell Varco	5.1%
PAGP	Plains GP Holdings LP	5.0%
LNG	Cheniere Energy	5.0%

Portfolio holdings are subject to change at any time and should not be considered investment advice.

Discussion of the Recurrent Natural Resources Fund’s top 5 holdings

Newfield Exploration (Ticker: NFX) is primarily an Exploration and Production (“E&P”) Company focused primarily on the Lower 48 states, with significant operations in the Anadarko Basin in Oklahoma and the Williston Basin in North Dakota. Particularly in Oklahoma, Newfield has shown market leading results from its wells, in addition to high percentages of oil production. We feel Newfield’s positive results have been underappreciated, and the company’s increased focus in Oklahoma and North Dakota will help to improve corporate returns over time.

Parsley Energy (Ticker: PE) is a Permian based E&P company with a superior acreage position. As a result of advantaged locations and increasing operational efficiency, Parsley has been able to drill wells at a relatively lower cost than most competitors, with higher realized margins. In the short duration, low amplitude energy cycle environment Recurrent’s principals have been outlining for some time, Parsley’s attractive asset locations have provided Parsley with competitive returns in a variety of commodity environments.

National Oilwell Varco (Ticker: NOV) is a provider of large scale equipment to the E&P industry. As an oil services company, National Oilwell Varco builds offshore and onshore drilling rigs and completion solutions. NOV has historically delivered strong returns on capital, despite significant commodity price volatility. Currently NOV shares remain significantly below recent peaks, and imply weak returns on capital in the future. Given the company’s historical return-focused stewardship, we believe NOV shares to represent unique value, especially relative to oil services peers.

Plains GP Holdings LP (Ticker: PAGP) is one of the largest energy infrastructure companies in the United States, with a focus on crude oil pipelines and terminal systems. In the last 12 months, Plains has twice missed earnings estimates due to increased competition and the stock has fallen from approximately $35/share at the beginning of 2017 to $20/share at the Fund’s fiscal year end of October 31st, 2017. While

Recurrent Natural Resources Fund (RNRGX) Cycles happen. Invest accordingly. www.recurrentfunds.com the business fundamentals appear to have weakened, we believe that the more than 40% fall in share price is overdone and the shares appear to be attractive at these levels.

Cheniere Energy (Ticker: LNG) is the premier independent LNG importer/exporter in the US, with two facilities on the Gulf Coast. With long term contracts and first mover advantaged locations along the Gulf Coast, Cheniere has benefited from economic natural gas production in the United States and the growing demand for natural gas outside the US. Cheniere has a relatively new and experienced management team who appears incentivized to succeed.

8401-NLD-12/08/2017

Recurrent Natural Resources Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2017

The Fund’s performance figures* for the period ended October 31, 2017, compared to its benchmark:

Since Inception (a)
Recurrent Natural Resources Fund - Class I	0.60%
S&P North American Natural Resources Sector Index **	0.85%

(a)	The inception date for the Recurrent Natural Resources Fund is October 27, 2017. Start of performance is October 30, 2017.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least November 1, 2018 but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at 1.25% for Class I shares, per the most recent prospectus dated October 24, 2017. The Fund’s estimated total annual fund operating expense ratio, gross of fee waivers or expense reimbursements are 2.24% for Class I per the Fund’s Prospectus dated October 24, 2017. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. For performance information current to the most recent month-end, please call 1-877-594-1249.

**	The S&P North American Natural Resources Sector Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry, and steel sub-industry. Investors cannot invest directly in an index.

Comparison of Change in Value of a $10,000 Investment
October 27, 2017 through October 31, 2017

Holdings by type of investment	% of Net Assets
Common Stocks	96.8%
Short-Term Investment	99.4%
Other Assets Less Liabilities	(96.2)%
100.0%

Please refer to the Portfolio of Investments that follows in this annual report for a detail of the Fund’s holdings.

Recurrent Natural Resources Fund
PORTFOLIO OF INVESTMENTS
October 31, 2017

Shares	Security	Fair Value
	COMMON STOCK - 96.8%
	AUTO PARTS & EQUIPMENT - 4.6%
190	Goodyear Tire & Rubber Co. (The)	$5,812

	BUILDING MATERIALS - 4.6%
362	NCI Building Systems, Inc. *	5,774

	CHEMICALS - 3.0%
27	Albemarle Corp.	3,804

	ENVIRONMENTAL CONTROL - 1.9%
313	Energy Recovery, Inc. *	2,413

	HOUSEWARES - 4.0%
124	Newell Brands, Inc.	5,057

	OIL & GAS - 41.9%
77	Anadarko Petroleum Corp.	3,801
44	Chevron Corp.	5,099
54	Cimarex Energy Co.	6,314
96	Delek U.S. Holdings, Inc.	2,501
104	Devon Energy Corp.	3,838
47	Diamondback Energy, Inc. *	5,037
229	Newfield Exploration Co. *	7,051
245	Parsley Energy, Inc. *	6,517
43	Phillips 66	3,916
25	Pioneer Natural Resources Co.	3,742
133	Rice Energy, Inc. *	3,771
142	WPX Energy, Inc. *	1,602
		53,189
	OIL & GAS SERVICES - 8.0%
361	Helix Energy Solutions Group, Inc. *	2,462
190	National Oilwell Varco, Inc.	6,496
134	Newpark Resources, Inc. *	1,172
		10,130
	PIPELINES - 28.8%
136	Cheniere Energy, Inc. *	6,357
357	Enbridge Energy Management LLC *	5,141
347	Kinder Morgan, Inc.	6,284
313	Plains GP Holdings LP	6,385
242	SemGroup Corp.	6,304
147	Targa Resources Corp.	6,100
		36,571

	TOTAL COMMON STOCK (Cost - $122,169)	122,750

	SHORT-TERM INVESTMENT - 99.4%
126,133	Federated Government Obligations Fund - Institutional Class, 0.91%**	126,133
	TOTAL SHORT-TERM INVESTMENT (Cost - $126,133)

	TOTAL INVESTMENTS - 196.2% (Cost - $248,302) (a)	$248,883
	ASSETS LESS OTHER LIABILITIES - (96.2)%	(122,007)
	NET ASSETS - 100.0%	$126,876

*	Non-income producing security.

**	Money Market Fund; interest rate reflects effective yield on October 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $248,168 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation	$1,254
Unrealized depreciation	(539)
Net unrealized appreciation	$715

See accompanying notes to financial statements.

Recurrent Natural Resources Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

ASSETS
Investment securities:
At cost	$248,302
At fair value	$248,883
Interest and dividends receivable	166
Receivable due from Advisor	530
TOTAL ASSETS	249,579

LIABILITIES
Payable for securities purchased	122,169
Payable to related parties	264
Accrued expenses and other liabilities	270
TOTAL LIABILITIES	122,703
NET ASSETS	$126,876

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$126,133
Accumulated net investment income	162
Net unrealized appreciation (depreciation) on investments	581
NET ASSETS	$126,876

Net Asset Value Per Share:
Class I Shares:
Net Assets	$126,876
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,307
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$20.12

See accompanying notes to financial statements.

Recurrent Natural Resources Fund
STATEMENT OF OPERATIONS
For the Period Ended October 31, 2017 *

INVESTMENT INCOME
Dividends	$160
Interest	6
TOTAL INVESTMENT INCOME	166

EXPENSES
Investment advisory fees	3
Administrative services fees	178
Audit and tax fees	94
Legal fees	55
Transfer agent fees	52
Compliance officer fees	34
Trustees fees and expenses	33
Registration fees	27
Printing and postage expenses	22
Custodian fees	20
Insurance fees	12
Other expenses	7
TOTAL EXPENSES	537

Less: Fees waived/reimbursed by the Advisor	(533)

NET EXPENSES	4
NET INVESTMENT INCOME	162

UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net change in unrealized appreciation/(depreciation) on:
Investments	581

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$743

*	Recurrent Natural Resources Fund commenced operations on October 27, 2017.

See accompanying notes to financial statements.

Recurrent Natural Resources Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
October 31,
2017*
FROM OPERATIONS
Net investment income	$162
Net change in unrealized appreciation/(depreciation) on investments	581
Net increase/(decrease) in net assets resulting from operations	743

FROM SHARES OF BENEFICIAL INTEREST
Class I
Proceeds from shares sold:	126,133
Net increase in net assets from shares of beneficial interest	126,133

TOTAL INCREASE/(DECREASE) IN NET ASSETS	126,876

NET ASSETS
Beginning of Period	—
End of Period*	$126,876
* Includes undistributed net investment income of:	$162

SHARE ACTIVITY
Class I:
Shares Sold	6,307
Net increase in shares of beneficial interest outstanding	6,307

*	Recurrent Natural Resources Fund commenced operations on October 27, 2017.

See accompanying notes to financial statements.

Recurrent Natural Resources Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

Class I (1)
Period Ended
October 31,
2017
Net asset value, beginning of period	$20.00
Activity from investment operations:
Net investment income (2)	0.03
Net realized and unrealized gain on investments (3)	0.09
Total from investment operations	0.12
Net asset value, end of period	$20.12
Total return (4)	0.60%
Net assets, at end of period (000’s)	$127
Ratio of net expenses to average net assets (5)(6)(8)	1.25%
Ratio of gross expenses to average net assets (5)(6)(8)(9)	155.35%
Ratio of net investment income to average net assets (6)(8)	46.90%
Portfolio Turnover Rate (7)	0%

(1)	The Recurrent Natural Resources Fund Class I shares commenced operations on October 27, 2017. Start of performance is October 30, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(5)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(6)	Annualized.

(7)	Not Annualized.

(8)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

See accompanying notes to financial statements.

Recurrent Natural Resources Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	ORGANIZATION

Recurrent Natural Resources Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund offers Class I shares. The Fund commenced investment operations for Class I shares on October 27, 2017. The Fund’s investment objective is to provide total return. The Fund seeks to achieve its investment objective by investing in publicly traded equity and debt securities of U.S. natural resource-related companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interest in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process –  As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties,

Recurrent Natural Resources Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2017 for the Fund’s assets and liabilities measured at fair value:

Recurrent Natural Resources Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$122,750	$—	$—	$122,750
Short-Term Investment	126,133	—	—	126,133
Total Investments	$248,883	$—	$—	$248,883

*	Refer to the Portfolio of Investments for classification.

The Fund did not hold any Level 3 securities during period ended October 31, 2017.

Recurrent Natural Resources Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

There were no transfers into or out of any Level during the current period. It is the Fund’s policy to recognize transfers into or out of any level at the end of the reporting period.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits is expected to be taken in the Fund’s October 31, 2017 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Concentration Risk – Because the Fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Natural Resources Sector Focus Risk – The Fund focuses its investments in the natural resources sector which is comprised of natural resources, energy, industrial, consumer, infrastructure and logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The natural resources sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the natural resources sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; domestic and global competition, extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, natural resource sector companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other natural resources reserves may also affect the profitability of natural resources companies.

Recurrent Natural Resources Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended October 31, 2017, the aggregate purchases and sales of investments (excluding short-term investments) were:

Purchases	$122,169
Sales	$—

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTION WITH RELATED PARTIES

Recurrent Investment Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.90%. Pursuant to the advisory agreement, the Fund accrued $3 in advisory fees for the period ended October 31, 2017. As of October 31, 2017, the amount due to the Fund from the Advisor was $530.

The Advisor has entered into a contractual agreement (the “Waiver Agreement”) with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (front end or contingent deferred loads, taxes, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation expenses) to not more than 1.25% for Class I shares of the average daily net assets of the Fund through November 1, 2018. The Advisor may seek reimbursement for expenses waived or paid by it during the prior three fiscal years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement. For the period ended October 31, 2017, the Advisor waived fees and reimbursed expenses in the amount of $ 533 which is eligible for the aforementioned recoupment through October 31, 2020.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC. The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. During the period ended October 31, 2017, the Fund did not pay distribution related charges pursuant to the Plan.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Recurrent Natural Resources Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

5.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions for the fiscal period ended October 31, 2017.

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$28	$—	$—	$—	$—	$715	$743

The difference between book basis and tax basis unrealized appreciation and undistributed net investment income is primarily attributable to tax adjustments for C-Corporation return of capital distributions.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of October 31, 2017, the Advisor held approximately 100% of the voting securities of the Recurrent Natural Resources Fund.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust
and the Shareholders of Recurrent Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Recurrent Natural Resources Fund (the Fund), a series of the Two Roads Shared Trust, as of October 31, 2017, the related statements of operations, changes in net assets, and the financial highlights for the period October 27, 2017 (commencement of operations) through October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Recurrent Natural Resources Fund as of October 31, 2017, and the results of its operations, changes in net assets, and the financial highlights for the period October 27, 2017 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
January 2, 2018

Recurrent Natural Resources Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2017

As a shareholder of the Recurrent Natural Resources Fund, you incur two types of costs: (1) transaction costs; (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Recurrent Natural Resources Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period* and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical (5% return before
			Actual		expenses)
Beginning
	Fund’s	Account	Ending	Expenses Paid	Ending	Expenses Paid
	Annualized	Value	Account Value	During Period *	Account Value	During *
	Expense Ratio	5/1/2017	10/31/2017	5/1/17-10/31/17	10/31/2017	5/1/17-10/31/17
Class I:
Recurrent Natural Resources Fund	1.25%	$1,000.00	$1,006.00	$0.03	$1,018.90	$6.36

*	The Recurrent Natural Resources Fund commenced operations on October 27, 2017. “Actual” expense information is for the period from October 30, 2017 (date of initial investment) to October 31, 2017. Actual expenses are equal to the Portfolio’s annualized net expense ratio multiplied by 1/365 (to reflect the period from initial investment to October 31, 2017). “Hypothetical” expense information for the Portfolio is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period).

Recurrent Natural Resources Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2017

Approval of Advisory Agreement – Recurrent Natural Resources Fund

At a meeting held on September 18-19, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act), which independent Trustees constitute all of the Trustees, considered the approval of an investment advisory agreement (the “Agreement”) between Recurrent Investment Advisors, LLC (“Recurrent” or the “Adviser”) and the Trust, on behalf of the Recurrent Natural Resources Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of other accounts previously managed by the Fund’s portfolio managers with similar investment strategies to that of the Fund.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law. The Board acknowledged that the evaluation process with respect to the Adviser is an ongoing one.

Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Recurrent related to the proposed Advisory Agreement with the Trust on behalf of the Fund, including the proposed Advisory Agreement; an overview of the Fund’s investment strategies, including a description of the manner in which investment decisions are to be made and executed; information relating to Recurrent’s financial condition; an overview of the personnel that would perform services for the Fund and their background and experience; and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

In reaching its conclusions, the Board considered that each of Recurrent’s principals has extensive asset management experience, including with respect to energy-related investments. The Board considered Recurrent’s description of its methods for research, portfolio management and risk assessment and found that Recurrent’s principals and portfolio managers appear to have the

Recurrent Natural Resources Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2017

requisite knowledge, experience and sophistication to effectively manage portfolios of the type proposed for the Fund. The Board considered that while this was a new venture for its principals, Recurrent had devoted adequate resources to risk management and compliance and appeared to be appropriately focused on these areas. The Board concluded that Recurrent had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Recurrent to the Fund should be satisfactory and reliable.

Performance. The Board considered that the Fund is newly formed and that Recurrent did not have a record of prior performance. The Board reviewed and considered the performance record of two funds that the Recurrent principals previously managed at their prior investment firm, taking into account that each of the prior funds operated a substantially similar investment strategy to the Fund. The Board noted that prior returns alone are not a sufficient basis for the approval of an investment adviser, but that such performance information, along with Recurrent’s presentation and the experience of Recurrent’s personnel, was sufficient to permit the Board in its business judgment to conclude that Recurrent could be expected to obtain an acceptable level of investment returns for shareholders.

Fees and Expenses. The Board considered a comparison of the Fund’s proposed advisory fee and estimated overall expenses to the Fund’s expected Morningstar category and to a group of peer funds that employ similar investment strategies as the Fund, as selected by Morningstar, an independent third-party data provider (the “Peer Group”).

Among other data, the Board considered that the contractual advisory fee of the Fund was above the median of its Peer Group and expected Morningstar category (Natural Resources), but were not the highest under either comparison. The Board considered that the total net expenses were above the median of the Peer Group and expected Morningstar category with respect to the Fund, but were not the highest under either comparison. The Board took into account that Recurrent was contractually agreeing to waive expenses in excess of 1.25% of the Fund’s Class I shares (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses). The Board also noted that Recurrent does not manage any other accounts or funds that are similarly managed to the Fund. The Board concluded that the proposed contractual advisory fee was not unreasonable.

Profitability. The Board considered Recurrent’s anticipated profitability with respect to the Fund and whether such profits, if any, would be reasonable in light of the services proposed to be provided to the Fund. The Board considered an estimated profitability analysis prepared by Recurrent and concluded that, based on the estimated costs of launching and managing the Fund during the Fund’s first year of operations, Recurrent’s level of total profits, if any, from its relationship with the Fund did not appear to be excessive.

Recurrent Natural Resources Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2017

Economies of Scale. The Board considered whether Recurrent would realize economies of scale with respect to its management of the Fund. The Board concluded that at current and projected asset levels for the initial term of the Advisory Agreement, economies of scale was not a consideration at this time but that it would consider whether economies of scale exist in the future once the Fund has been in operation.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by Recurrent from its association with the Fund. The Board noted that Recurrent has identified potential “fall-out” benefits that it may receive include opportunities for enhanced visibility and the potential to attract other advisory clients. The Board considered that these benefits are expected and appeared to be reasonable.

Conclusion. The Chairman reported that the Board, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the proposed Advisory Agreement with respect to the Fund, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an initial two-year term was in the best interests of the Fund and its respective shareholders. In considering the proposed Advisory Agreement, the Board did not identify any one factor as all important, and each Trustee may have considered different factors as more important.

Recurrent Natural Resources Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2017

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012)	1	Schroder Global Series Trust (2012-2017); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (2015-2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee, Corporate Governance Committee Chairman	Indefinite, Since 2012	Interim Dean (since 2017) Professor (since 2016), and Associate Professor (2014-2016), University of Washington School of Law; Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2017.

**	As of October 31, 2017, the Trust was comprised of 18 active portfolios managed by 10 unaffiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust for investment purpose.

10/31/17 – Two Roads v2

Recurrent Natural Resources Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2017

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A

Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A

Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Senior Vice President (since 2017), Vice President and Counsel (2015 - 2016) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011- 2012).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2017.

**	As of October 31, 2017, the Trust was comprised of 18 active portfolios managed by 10 unaffiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust for investment purpose.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-833-732-8773.

10/31/17 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-645-5462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-594-1249.

INVESTMENT ADVISOR
Recurrent Investment Advisors, LLC
3801 Kirby Drive
Houston, TX 77098

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The fees billed for the last fiscal year for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is as follows:

Trust Series	2017
Recurrent Natural Resources Fund	5,000

(b)	Audit-Related Fees. There were no fees billed in the last fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance is as follows:

Trust Series	2017
Recurrent Natural Resources Fund	1,000

(d)	All Other Fees. The fees billed in the last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item was $0 for the fiscal year ended October 31, 2017.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended October 31, 2017 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: 1/11/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer
Date: 1/11/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: 1/11/2018